UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 11, 2016

The Habit Restaurants, Inc.

(Exact name of registrant as specified in its charter)

Delaware	36-4791171
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

001-36749

(Commission

File Number)

17320 Red Hill Avenue, Suite 140 Irvine, CA	92614
(Address of principal executive offices)	(Zip Code)

(949) 851-8881

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

See Item 7.01 below, which is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On January 11, 2016, The Habit Restaurants, Inc. issued a press release providing preliminary estimates for its results of operations for the fourth quarter of 2015. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information in this Report (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of the Section. The information in this Report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of The Habit Restaurants, Inc., dated January 11, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Habit Restaurants, Inc.

By:	/s/ Ira Fils
Ira Fils Chief Financial Officer and Secretary

Date: January 11, 2016

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of The Habit Restaurants, Inc., dated January 11, 2016.